SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[    ]   Confidential for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 .............................First Choice Funds Trust.........
                (Name of Registrant as Specified In Its Charter)

 ............................Laurie E. Buckley..................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                            FIRST CHOICE FUNDS TRUST
                               4400 Computer Drive
                              Westborough, MA 01581

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on March 30, 1998

         Notice is hereby given that a Special Meeting of Shareholders of First Choice Funds Trust (the "Trust") and each series of the Trust, First Choice U.S. Treasury Reserve Fund and First Choice Cash Reserve Fund (each a "Fund" and collectively the "Funds"), will be held at One Exchange Place, Boston, Massachusetts 02109, on March 30, 1998 at 9:00 a.m., Eastern Standard time, for the following purposes:

         1. To consider and act upon the election of four members of the Board of Trustees of the Trust to serve until the next shareholders meeting or until their successors are elected and qualified;

         2. To consider and act upon the ratification of the selection of Price Waterhouse LLP as independent accountants for the Trust for the fiscal year ending September 30, 1998; and

         3. To approve a proposed  amendment  to the First  Choice Cash  Reserve
Fund's fundamental investment restrictions regarding (a) investments in securities issued by a single issuer and (b) concentration in the banking industry;

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on February 27, 1998, has been fixed as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting.

                              By order of the Board of Trustees

                              COLEEN DOWNS DINNEEN
                              Secretary

March 9, 1998


-------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2.  Joint  Accounts:  Either party may sign,  but the name of the party
             signing   should   conform   exactly  to  the  name  shown  in  the
             registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                 Registration                               Valid Signature

           Corporate Accounts

           (1)   ABC Corp.                                  John Doe, Treasurer

           (2)   ABC Corp.                                  John Doe
                   c/o John Doe, Treasurer

           (3)   ABC Corp. Profit Sharing Plan              John Doe, Trustee

           Trust Accounts

           (1)   ABC Trust                                  Jane B. Doe, Trustee

           (2)   Jane B. Doe, Trustee                       Jane B. Doe
                   u/t/d 12/28/78

           Custodian or Estate Accounts

           (1)   John B. Smith, Cuts.                       John B. Smith
                   f/b/o John B. Smith, UGH

           (2)   Estate of John B. Smith                 John B. Smith, Executor

                            FIRST CHOICE FUNDS TRUST
                               4400 Computer Drive
                              Westborough, MA 01581

                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 30, 1998

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of First Choice Funds Trust (the "Trust") of proxies to be voted at a Special Meeting of Shareholders of the Trust and each series of the Trust, First Choice U.S. Treasury Reserve Fund and First Choice Cash Reserve Fund (each a "Fund" and collectively the "Funds") to be held at One Exchange Place, Boston, Massachusetts 02109, on March 30, 1998 at 9:00 a.m., Eastern Standard time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting the proxies will be borne by the Funds. In addition, certain officers, trustees and employees of First American Capital Management, Inc., the Funds' Adviser (the "Adviser"), and officers and trustees of the Funds (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. The Trust's most recent annual report is available upon request, without charge, by writing to First Choice Funds c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         The Board of Trustees of the Trust knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Trustees of the Trust has fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of each Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares and shareholders will not have cumulative voting rights. At the close of business on the Record Date, there were outstanding _______ shares of the U.S. Treasury Reserve Fund and _______ shares of the Cash Reserve Fund, each with a par value of $.001 per share, which comprise the only series of the Trust for which shares have been issued.

         The principal executive offices of the Funds are located at 4400 Computer Drive, Westborough, MA 01581. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about March 9, 1998.

                                 PROPOSAL NO. 1

                            ELECTION OF THE BOARD OF
                              TRUSTEES OF THE TRUST

         At the Special Meeting, four trustees will be elected to serve until the next Meeting of Shareholders and until their successors are elected and qualified. The four nominees for trustee receiving the highest number of votes will be elected. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below unless instructions to the contrary are marked on the proxy. The Board of Trustees recommends that you vote "FOR" the nominees.

         Certain information concerning the nominees and the offices of the Trust is set forth below. The four nominees are currently trustees of the Trust and were elected by the original shareholders. Messrs. Draper, Pileggi, Wedemeyer and Hankin were nominated by the Board of Trustees at its meeting on February 19, 1998. All of the nominees are deemed to be "non-interested" trustees under the Investment Company Act of 1940, as amended (the "1940 Act").

                                                                                               Fund
                                                   Principal                    Trustee        Shares
                                                Occupations or                  of the         Owned            % of
                                                 Employment in                  Trust         as of           Shares
Name and Age                                     Past 5 Years                   Since       ___/___/98      Outstanding
------------                                     ------------                   -----       ----------      -----------

John J. Pileggi                         Director of Furman Selz LLC         1996
Age:  38                                since 1994; Senior Managing
                                        Director or Furman Selz LLC (1992-1994);
                                        Managing  Director  of  Furman  Selz LLC
                                        (1984-1992).



                                                                                          Fund
                                            Principal                     Trustee        Shares
                                          Occupations or                  of the         Owned            % of
                                           Employment in                   Trust         as of           Shares
Name and Age                               Past 5 Years                    Since       ___/___/98      Outstanding
------------                                ------------                   -----       ----------      -----------

Dennis W. Draper                        Associate Professor of Finance      1996
Age:  48                                at University of Southern
                                        California since 1978;
                                        Director of Data Analysis,
                                        Inc. (financial services); and
                                        Editorial Board of Chicago
                                        Board of Trade.

Joseph N. Hankin                        President, Westchester              1996
Age:  57                                Community College since 1971;
                                        President of Harford Junior College from
                                        1967  to  1971;   Adjunct  Professor  of
                                        Columbia   University  Teachers  College
                                        since 1976.

Richard Wedemeyer                       Vice President, The Channel         1996
Age:  61                                Corporation since July 1996;
                                        Vice President of Performance Advantage,
                                        Inc. 1992 to July 1996;  Vice  President
                                        of Jim Henson  Productions  from 1979 to
                                        1992;  Author of In  Transition  (Harper
                                        Collins); co-founder and co-conductor of
                                        Harvard Business School Club of New York
                                        Career  Seminar;  Trustee  of Jim Henson
                                        Legacy trust.

         Three meetings of the Board of Trustees of the Trust were held during the fiscal year ended September 30, 1997. In that period, all incumbent trustees attended all of the meetings held.

         Only the independent trustees receive remuneration from the Funds for acting as a Trustee. During the 1997 fiscal year, trustees fees for independent trustees were set at $1,000 per annum plus $1,000 for each Board of Trustees meeting attended plus out-of-pocket expenses.

         The Board of Trustees has appointed an Audit Committee consisting of all "non-interested" Trustees. The Audit Committee meets at least annually with the Trust's independent accountants to (i) review and approve the scope and results of their professional services; (ii) review the procedures for evaluating the adequacy of the Trust's accounting controls; (iii) consider the range of audit fees; (iv) make recommendations to the Board of Trustees regarding the engagement of the Trust's independent accountants; and (v) perform such other duties as the Board of Trustees from time to time may direct. The committee currently consists of Messrs. Pileggi, Draper, Hankin and Wedemeyer. The Audit Committee met once during the fiscal year end September 30, 1997. The Board of Trustees has also appointed a Nominating Committee which currently consists of Messrs. Draper, Hankin and Wedemeyer. The Nominating Committee did not meet during the fiscal year ended September 30, 1997.

         The following table sets forth certain information regarding compensation of the Trust's Board of Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended September 30, 1997.

                               COMPENSATION TABLE*

                                                       AGGREGATE
                                                      COMPENSATION                       TOTAL
                                                        FROM THE                   COMPENSATION FROM
                                                         TRUST                     THE FUND COMPLEX


          John J. Pileggi, Trustee                       $4,000                         $4,000
          Dennis W. Draper, Trustee                      $4,000                         $4,000
          Joseph N. Hankin, Trustee                      $4,000                         $4,000
          Richard Wedemeyer, Trustee                     $4,000                         $4,000


*Estimated compensation table for the Trust's fiscal year ending September 30, 1998 will be $5,000 per Trustee.
                                 PROPOSAL NO. 2.

                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP ("Price Waterhouse") has been selected by vote cast in person by a majority of the Board of Trustees, including a majority of the independent trustees, as the independent accountants to audit the accounts of the Trust and each Fund for and during the fiscal year ending September 30, 1998. The ratification of the selection of independent accountants is to be voted on at the Special Meeting and representatives of Price Waterhouse will be available at the meeting to answer questions.

         The affirmative vote of a simple majority of shares of the Trust present and voting at the Meeting is required to ratify the selection of Price Waterhouse. The Board of Trustees recommend that the shareholders vote "FOR" the ratification of selection of independent accountants.

                                 PROPOSAL NO. 3

                APPROVAL OF AMENDMENTS TO FUNDAMENTAL INVESTMENT
               RESTRICTIONS FOR THE FIRST CHOICE CASH RESERVE FUND

         The Trust has adopted investment restrictions that govern its operations generally. Fundamental investment restrictions may not be changed without the approval of a majority of the outstanding shares of the relevant Fund. The Board of Trustees is recommending approval of amendments to two fundamental investment policies of the Cash Reserve Fund as described below.

(A)    Restriction Regarding Investment in Securities Issued by a Single Issuer

         The proposed change to the investment restriction regarding investment in securities issued by a single issuer is designed to provide the Cash Reserve Fund the opportunity to take advantage of a safe harbor available under the 1940 Act with regard to portfolio diversification. Money market funds are restricted to a maximum investment of five percent of the fund's total assets in any single issuer; however, under the safe harbor such funds may exceed that limit up to a maximum of 25% for a period of up to three business days.

         The Cash Reserve Fund currently is limited to investing up to 5% of its total assets in securities of a single issuer other than the U.S. Government or its agencies or instrumentalities. The current restriction reads as follows:
"The Fund may not purchase a security if, as a result, more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities." The proposed restriction adds the temporary authority to exceed the 5% limit permitted by Rule 2a-7 under the 1940 Act as follows: "The Fund may not purchase a security, if as a result more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities (except that the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days)."

         Accordingly, this proposal will increase the portion of the Cash Reserve Fund's assets that may be invested, on a temporary basis, in the securities of a single issuer. The greater proportion of the Fund invested in a particular issuer, the greater the impact changes in the value of such securities may have on the Fund's total investment portfolio. The Adviser believes that the proposed restriction will provide the Fund with additional flexibility in connection with the purchase of portfolio securities while maintaining full compliance with the diversification requirements of Rule 2a-7 under the 1940 Act.

(B)      Restriction Regarding Concentration in the Banking Industry

         The proposed change to the investment restriction regarding concentration in the banking industry is designed to expand the universe of investments available to the Cash Reserve Fund in meeting its concentration policy. Currently, the Cash Reserve Fund must maintain a minimum of 25% of its total assets in obligations issued by the domestic banking industry. The domestic banking industry has experienced, and is expected to continue to experience, significant consolidation which further limits the investment opportunities for the Cash Reserve Fund. Additionally, the Adviser has expanded its research coverage of the banking industry outside the United States and believes the Fund would benefit from the opportunity to invest in securities issued by foreign banks as part of its concentration in the banking industry. The proposed change would require the Cash Reserve Fund to maintain a minimum of 25% of its total assets in obligations issued by the banking industry which would include those issued by foreign banks and U. S.
branches of foreign banks.

         The proposed restriction would not change the credit quality parameters governing the Fund's investments but would provide the Adviser with additional flexibility in managing the Fund's investments while maintaining a high quality, diversified portfolio of dollar-denominated securities.

Required Vote

         The proposed changes to the Trust's fundamental investment restrictions as set forth above requires for each restriction the affirmative vote of a majority of the outstanding voting securities of the Cash Reserve Fund which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares of the Cash Reserve Fund present at a meeting of shareholders where a quorum exists or (b) more than 50% of the outstanding shares of the Cash Reserve Fund.

         THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 3(A) AND 3(B).


                                PRINCIPAL HOLDERS

         As of Record Date, to the best knowledge of the Fund, the following persons owned of record or beneficially more than 5% of any class of the outstanding shares of either Fund.

  Fund Name                   Name and Address         Total Shares Owned

                               [To Be Determined]

                       DEADLINE FOR SHAREHOLDER PROPOSALS

         The Trust does not hold regularly scheduled meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders should submit such proposal to the Trust.

OTHER MATTERS

         The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

         All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

March 9, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

FIRST CHOICE FUNDS TRUST               PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of First Choice Funds Trust, a Delaware business trust (the "Trust"), hereby appoints Neil Forrest and Coleen Downs Dinneen, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at One Exchange Place, Boston, Massachusetts 02109 at 9:00 a.m., EST on March 30, 1998, (the "Meeting") and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                       NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                       DATE:

                       Signature(s) (Capacity, if applicable)
                       PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. The Board of Trustees recommends that the shareholders vote "FOR" the election of Trustees, "FOR" ratification of the selection of Price Waterhouse LLP as independent accountants and "FOR" approval of an amendment to the First Choice Cash Reserve Fund's fundamental investment restrictions regarding (a) investments in securities issued by a single issuer and (b) concentration in the banking industry.



Please refer to the Proxy Statement for a discussion of the Proposals.


1.       ELECTION OF TRUSTEES                   FOR   |_|        WITHHELD  |_|

         John J. Pileggi
         Dennis W. Draper
         Joseph N. Hankin
         Richard Wedemeyer

         For all nominees, except as noted below:

         --------------------------------------------



2.       TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP      FOR  |_|          AGAINST  |_|     ABSTAIN   |_|
         AS INDEPENDENT ACCOUNTANTS


3.       TO APPROVE AN AMENDMENT TO THE FIRST                 FOR  |_|          AGAINST  |_|     ABSTAIN   |_|
         CHOICE CASH RESERVE FUND'S FUNDAMENTAL
         INVESTMENT RESTRICTIONS REGARDING (a)
         INVESTMENTS IN SECURITIES ISSUED BY A SINGLE
         ISSUER AND (b) CONCENTRATION IN THE BANKING
         INDUSTRY
